                                                                    EXHIBIT 10.4


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY," WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. (OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"); (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO INTEGRATED PROCESS EQUIPMENT CORP. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(F) ABOVE), IT WILL FURNISH TO STATE STREET BANK AND TRUST COMPANY OF


                                       1.

CALIFORNIA, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 1(F) ABOVE OR UPON ANY TRANSFER OF THE NOTES EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. INTEGRATED PROCESS EQUIPMENT CORP.


                                       2.

                  6 1/4% CONVERTIBLE SUBORDINATED NOTE DUE 2004

No: 01                                                          CUSIP: 45812KAB4

      INTEGRATED PROCESS EQUIPMENT CORP., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to CEDE & Co. or registered assigns, the principal sum of One Hundred Fifteen Million Dollars ($115,000,000) on September 15, 2004, at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or, at the option of the holder of this Note, at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on March 15 and September 15, of each year, commencing March 15, 1998, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 6 1/4% from September 17, 1997 and thereafter to maturity from the March 15 or September 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from September 17, 1997, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any March 1 or September 1, as the case may be, and before the following March 15 or September 15, this Note shall bear interest from such March 15 or September 15; provided, however, that if the Company shall default in the payment of interest due on such March 15 or September 15, then this Note shall bear interest from the next preceding March 15 or September 15, to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Note, from September 17, 1997. The interest payable on the Note pursuant to the Indenture on any March 15 or September 15 will be paid to the person entitled thereto as it appears in the Note register at the close of business on the record date, which shall be the March 1 or September 1 (whether or not a Business Day) next preceding such March 15 or September 15, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest may, at the option of the Company, be paid either (i) by check mailed to the registered address of such person (provided that the holder of Notes with an aggregate principal amount in excess of $2,000,000 shall, at the written election of such holder, be paid by wire transfer in immediately available funds) or (ii) by transfer to an account maintained by such person located in the United States.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on the Notes to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.


                                       3.

      This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

      This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.


                                       4.

      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal to be affixed or imported hereon.

                                    INTEGRATED PROCESS EQUIPMENT CORP.


                                 By: /s/ Roger D. McDaniel
                                     -------------------------------------------
                                         Roger D. McDaniel
                                         President and Chief Executive Officer


                                 Attest: /s/ John S. Hodgson
                                         -------------------------------------
                                         John S. Hodgson
                                         Vice President, Chief Financial Officer
                                         and Secretary

Dated: September 17, 1997

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

STATE STREET BANK AND TRUST COMPANY
OF CALIFORNIA, N.A., as Trustee


By: /s/ Scott C Emmons
   --------------------------------
        Authorized Signatory


By:.
   --------------------------------
       As Authenticating Agent
     (if different from Trustee)


                                       5.

                       INTEGRATED PROCESS EQUIPMENT CORP.

                  6 1/4% CONVERTIBLE SUBORDINATED NOTE DUE 2004


      This Note is one of a duly authorized issue of Notes of the Company, designated as its 6 1/4% Convertible Subordinated Notes due 2004 (herein called the "Notes"), limited to the aggregate principal amount of $115,000,000 all issued or to be issued under and pursuant to an indenture dated as of September 15, 1997 (herein called the "Indenture"), between the Company and State Street Bank and Trust Company of California, N.A., as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

      In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and accrued interest (including Liquidated Damages, if any) on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Note, or modify the provisions of the Indenture with respect to the subordination of the Notes in a manner adverse to the Noteholders in any material respect, or change the obligation of the Company to make redemption of any Note upon the happening of a Fundamental Change in a manner adverse to the holder of the Notes, or impair the right to convert the Notes into Common Stock subject to the terms set forth in the Indenture, including Section 15.6 thereof, without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest (including Liquidated Damages, if any) or any premium on or the principal of any of the Notes, a default in the payment of redemption price pursuant to Article III or a failure by the Company to convert any Notes into Common Stock of the Company. Any such consent or


                                       6.

waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitute hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

      The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Note is issued subject to the provisions of the Indenture with respect to such subordination. Each holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest (including Liquidated Damages, if any) on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

      Interest on the Notes shall be computed on the basis of a year of twelve 30-day months.

      The Notes are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

      The Notes will not be redeemable at the option of the Company prior to September 20, 2000. At any time on or after September 20, 2000, and prior to maturity, the Notes may be redeemed at the option of the Company as a whole, or from time to time in part, upon mailing a notice of such redemption not less than 30 days before the date fixed for redemption to the holders of Notes at their last registered addresses, all as provided in the Indenture, at the following optional redemption prices (expressed as percentages of the principal amount), together in each case with accrued interest (including Liquidated Damages, if any) to, but excluding, the date fixed for redemption:


                                       7.

      If redeemed during the period beginning September 20, 2000 and ending on September 14, 2001, at a redemption price of 103.571%, and if redeemed during the 12-month period beginning September 15:

                 YEAR                              REDEMPTION PRICE
                 ----                              ----------------

                 2001                                  102.679%
                 2002                                  101.786%
                 2003                                  100.893%

and 100% at September 15, 2004; provided that if the date fixed for redemption is on March 15 or September 15, then the interest payable on such date shall be paid to the holder of record on the next preceding March 1 or September 1, respectively.

      The Notes are not subject to redemption through the operation of any sinking fund.

      If a Fundamental Change (as defined in the Indenture) occurs at any time prior to September 15, 2004, the Notes will be redeemable on the 30th day after notice thereof at the option of the holder. Such payment shall be made at 106.25% from the date of initial issuance of the Notes until September 14, 1998; at 105.357% from September 15, 1998 until September 14, 1999; at 104.464% from September 15, 1999 until September 19, 2000; at 103.571% from September 20, 2000 until September 14, 2001; and at the following prices (expressed as percentages of the principal amount) in the event of a Fundamental Change occurring during the 12-month period beginning September 15:


                 YEAR                              REDEMPTION PRICE
                 ----                              ----------------

                 2001                                  102.679%
                 2002                                  101.786%
                 2003                                  100.893%

and 100% at September 15, 2004; provided in each case that if the Applicable Price (as defined in the Indenture) is less than the Reference Market Price (as defined in the Indenture), the Company shall redeem such Notes at a price equal to the foregoing repayment price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price. In each case, the Company shall also pay accrued interest, if any (including Liquidated Damages, if any) on such Notes to, but excluding, the Repurchase Date; provided that if such Repurchase Date is March 15 or September 15, then the interest payable on such date shall be paid to the holder of record of the Note on the next preceding March 1 or September 1. The Company shall mail to all holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the redemption right arising as a result thereof on or before the 10th day after the occurrence of such Fundamental Change. For a Note to be so repaid at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, such Note with the form entitled "Option to Elect Repayment Upon a Fundamental Change" on the reverse thereof duly completed, together with such Notes duly endorsed for transfer, on or before the 30th day after the date of


                                       8.

such notice (or if such 30th day is not a Business Day, the immediately preceding Business Day).

      Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time after 90 days following the latest date of original issuance thereof through the close of business on September 15, 2004, or, as to all or any portion hereof called for redemption, prior to the close of business on the Business Day immediately preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $1,000 or an integral multiple thereof into that number of shares of the Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Note or portion thereof to be converted by the Conversion Price of $39.00 or such Conversion Price as adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or at the option of such holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. No adjustment in respect of interest or dividends will be made upon any conversion; provided, however, that if this Note shall be surrendered for conversion during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the interest payment date, this Note (unless it or the portion being converted shall have been called for redemption during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the interest payment date) must be accompanied by an amount, in New York Clearing House funds or other funds acceptable to the Company, equal to the interest payable on such interest payment date on the principal amount being converted. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

      Any Notes called for redemption, unless surrendered for conversion on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the holder of such Notes at an amount equal to the applicable redemption price, together with accrued interest (including Liquidated Damages, if any) to (but excluding) the date fixed for redemption, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the holders thereof and convert them into Common Stock of the Company and to make payment for such Notes as aforesaid to the Trustee in trust for such holders.

      Upon due presentment for registration of transfer of this Note at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or at the option of the holder of this Note, at the Corporate Trust Office, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee


                                       9.

in exchange thereof; subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

      The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

      No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof; and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      This Note shall be deemed to be a contract made under the laws of New York, and for all purposes shall be construed in accordance with the laws of New York, without regard to principles of conflicts of laws.

      Terms used in this Note and defined in the Indenture are used herein as therein defined.


                                      10.

                                  ABBREVIATIONS


      The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT -- ________ Custodian _______
TEN ENT - as tenant by the entireties                          (Cust)            (Minor)
JT TEN -  as joint tenants with right    under Uniform Gifts to Minors Act
          of survivorship and not as
          tenants in common              _______________________________________________
                                                            (State)


                    Additional abbreviations may also be used
                         though not in the above list.


                                      11.

                                CONVERSION NOTICE



To:   Integrated Process Equipment Corp.

      The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Integrated Process Equipment Corp. in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Note.

Dated: ________________




                                          ______________________________________


                                          ______________________________________
                                          Signature(s)

                                          Signature(s) must be guaranteed by a
                                          commercial bank or trust company or a
                                          member firm of a major stock exchange
                                          if shares of Common Stock are to be
                                          issued, or Notes to be delivered,
                                          other than to and in the name of the
                                          registered holder.



                                          ______________________________________
                                          Signature Guarantee


                                      12.

Fill in for registration of shares of Common Stock if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:



____________________________________
(Name)


____________________________________
(Street Address)


____________________________________
(City, State and Zip Code)


Please print name and address


Principal amount to be converted
(if less than all):  $____________


Social Security or Other Taxpayer
Identification Number ______________


                                      13.

                            OPTION TO ELECT REPAYMENT
                            UPON A FUNDAMENTAL CHANGE



TO:   INTEGRATED PROCESS EQUIPMENT CORP.

      The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Integrated Process Equipment Corp. (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note at the redemption price, together with accrued interest to, but excluding, such date, to the registered holder hereof.

Dated: _______________              ____________________________________________


                                    ____________________________________________
                                    Signature(s)

                                    NOTICE: The above signatures of the
                                    holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                    Principal amount to be converted (if less than all):

                                          $___________



                                    ____________________________________________
                                    Social Security or Other Taxpayer
                                    Identification Number

                                   ASSIGNMENT


      For value received ______________________________ hereby sell(s), assign(s) and transfer(s) unto ______________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints _________________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

      In connection with any transfer of the Note within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Note is being transferred:

      [ ]   To Integrated Process Equipment Corp. or a subsidiary thereof, or

      [ ] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

      [ ] To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

      [ ] Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

      [ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate").

      [ ]   The transferee is an Affiliate of the Company.

Dated: _______________              ____________________________________________


                                    ____________________________________________
                                    Signature(s)

                                    Signature(s) must be guaranteed by a
                                    commercial bank or trust company or a member firm of a major stock exchange if shares of Common Stock are to be issued, or Notes to be delivered, other than to or in the name of the registered holder.


                                    ____________________________________________
                                    Signature Guarantee

NOTICE: The signature on the conversion notice, the option to elect repayment upon a Fundamental Change or the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.